SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUSES

DWS Strategic High Yield Tax-Free Fund

Due to the retirement of Carol L. Flynn, Portfolio Manager of the fund, the following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading of the “MANAGEMENT” section of the fund’s summary prospectuses.

Ashton P. Goodfield, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2014.

Carol L. Flynn, CFA, Managing Director. Portfolio Manager of the fund through September 27, 2019. Began managing the fund in 2014.

Chad H. Farrington, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2018.

Michael J. Generazo, Director. Portfolio Manager of the fund. Began managing the fund in 2018.

Please Retain This Supplement for Future Reference.

September 3, 2019
PROSTKR-91